[GRAPH OMITTED]

                                                                        SELIGMAN
                                                                         CAPITAL
                                                                      FUND, INC.





                                                                   Annual Report
                                                               December 31, 2001


                                                                 SEEKING CAPITAL
                                                                 APPRECIATION BY
                                                                    INVESTING IN
                                                              MID-CAPITALIZATION
                                                                   GROWTH STOCKS

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPH OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

Times Change...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


....Values Endure
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


  Table of Contents
  To the Shareholders ................................   1
  Interview With Your Portfolio Manager ..............   2
  Performance Overview ...............................   4
  Portfolio Overview .................................   6
  Portfolio of Investments ...........................   8
  Statement of Assets and Liabilities ................  10
  Statement of Operations ............................  11
  Statements of Changes in Net Assets ................  12


  Notes to Financial Statements ......................  13
  Financial Highlights ...............................  17
  Report of Independent Auditors .....................  19
  Federal Tax Status of 2001 Gain
    Distribution for Taxable Accounts AND
    For More Information .............................  20
  Directors and Officers of the Fund .................  21
  Glossary of Financial Terms ........................  25

To the Shareholders

During the year ended December 31, 2001, Seligman Capital Fund delivered a total return of -15.05% based on the net asset value of Class A shares. During the same time, the Lipper Multi Cap Growth Funds Average returned -26.51% and the Russell MidCap Growth Index returned -20.15%. The Fund performed well versus its peers and its benchmark as a result of its investments in the consumer-staple and the consumer-cyclical sectors, both of which were among the few winners within the midcap growth universe. The Fund's relative performance also benefited from its lack of exposure to the energy sector (including Enron), from stock selection within the technology sector, and from an underweighting in health care.

While the Fund did well on a relative basis, 2001 was a challenging and disappointing year for equity investors. The US economy slowed dramatically, and in the third quarter of 2001, gross domestic product (GDP) growth entered negative territory. In November, the National Bureau of Economic Research (NBER) declared that, by its measurements, the economy had entered a recession in March 2001. This marked the end of 10 years of economic expansion -- the longest on record.

The US Federal Reserve Board responded to the slowdown with a series of interest rate cuts, beginning with a surprise 50-basis-point cut on January 3. The Fed continued to cut rates aggressively throughout the year, including a 50-basis-point cut on September 17 -- the first trading day following the terrorist attacks. Markets bottomed on September 21 and have since staged a rally, underscoring the resiliency of the US financial markets.

We believe that the fourth-quarter 2001 stock market rally is the beginning of a longer-term trend, and that stocks are poised to deliver stronger returns in 2002. While markets are likely to be volatile over the short term, there are fundamental positive factors setting the stage for a broad recovery. The Fed has cut its key federal funds target rate from 6.50% at the beginning of the year to 1.75% at year-end -- an extraordinary cut of more than 70%. In addition, Congress has approved a significant tax cut, energy prices have declined, home prices have remained remarkably stable, and consumer confidence remains strong.

While we expect continued uncertainty, we are optimistic that the US economy will both adapt to any challenges that lie ahead and resume economic expansion. As the recovery takes hold, we believe that the types of companies that the Fund holds will benefit from increased spending by businesses and consumers.

We continue to encourage shareholders to work closely with their financial advisors. Maintaining a long-term strategy implemented by a professional can take much of the emotion out of investing. As some investors learned during the heavy selling that followed the reopening of the financial markets on September 17, short-term financial decisions based upon emotion can negatively impact an otherwise sound investment strategy.

We thank you for your continued support of Seligman Capital Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/William C. Morris

William C. Morris
Chairman


                              /s/Brian T. Zino
                              Brian T. Zino
                              President

February 15, 2002

Interview With Your Portfolio Manager,
Marion S. Schultheis

Q:  HOW DID SELIGMAN CAPITAL FUND PERFORM DURING THE PAST FISCAL YEAR?

A: During the one year ended December 31, 2001, Seligman Capital Fund delivered a total return of -15.05% based on the net asset value of Class A shares. This performance was significantly ahead of the Fund's peers, as measured by the Lipper Multi Cap Growth Funds Average, which posted an average return of -26.51%. It was also significantly ahead of the Fund's benchmark, the Russell MidCap Growth Index, which returned -20.15%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THIS TIME?

A: In the past fiscal year, the US economy slowed significantly, unemployment increased, and corporate profits fell sharply. In addition, the US became engaged in a global war on terrorism that nobody could have foreseen at the beginning of the year. In this environment, the stock market posted its second straight year of losses.

    While 2001 was extremely difficult for equity investors, there have been signs of a future recovery. During the year, the US Federal Reserve Board demonstrated its commitment to helping the economy emerge from its current recession, and delivered 11 interest rate cuts over the course of the year. The federal government has also provided a tax cut which should aid economic recovery and allow stocks to rebound.

Q:  WHAT SECTORS BENEFITED THE FUND'S PERFORMANCE?

A: The greatest contributions to the Fund's performance came from consumer-cyclical and consumer-staple stocks. These sectors were among the few that delivered positive performance within the Fund's benchmark universe, and the Fund was overweighted in both areas. We had begun adding to these sectors at the beginning of the fiscal year because we believed that consumers would benefit from lower interest rates, falling energy prices, and tax relief. While the stock prices for consumer companies did, in general, rise during the course of the year, many of these companies struggled within an extremely competitive environment.

    Energy stocks were among the worst performers of 2001. Fortunately, the Fund had almost no exposure in this area and, in particular, had no exposure to Enron. During the course of 2001, prices for energy commodities -- oil, natural gas, and petroleum -- fell steadily and sharply. Energy stock prices fell in tandem. We believe that energy supply is likely to remain high and demand somewhat weak, and thus do not plan to increase the Fund's weighting in this area.

Q:  WHAT SECTORS DETRACTED FROM THE FUND'S PERFORMANCE?

A: The Fund's largest industry weighting was technology. While the Fund's technology holdings outperformed those of its benchmark and thus did not detract from the Fund's relative performance, the Fund's exposure to this sector was a large negative in terms of absolute performance. For most of 2001, the Fund emphasized technology companies whose products are generally sold to individuals, not corporations. For much of the year, this strategy proved sound, as these types of companies, such as manufacturers of semiconductors, personal computers, wireless handsets, and cellular telephones, held up relatively well against the general and sharp downturn within the technology sector.

    Going forward, we plan to continue our emphasis on technology, but will focus on those areas that are likely to benefit from an upturn in the business cycle and improving IT spending by companies. These include storage, telecom equipment, and software and services companies. Many technology stocks may still appear expensive, even after the stock-price declines of last year. However, we believe the potential for improving earnings in 2002 merits continued investment in the sector.

A Team Approach

Seligman Capital Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by a team of seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective. Team members include Craig Chodash, Melissa Kasper, Sandra Leu, and David Levy.

Interview With Your Portfolio Manager,
Marion S. Schultheis


    The Fund's health care holdings hurt absolute performance. However, the Fund was underweighted in this sector, helping its return relative to the Fund's benchmark index. We have now begun to see some attractive opportunities in this sector and are currently increasing the Fund's exposure, with an emphasis on biotechnology stocks. We believe that demographics continue to favor investment in health care, both in pharmaceutical companies and in service providers, and we believe that many smaller drug companies will benefit from a large supply of new products coming to market. Intensive investment in research and in the development of biological therapies has continued even through the economic slowdown, and we believe the growth prospects for many of these companies are strong. Finally, an increasing number of smaller biotechnology companies have benefited from their collaboration with larger pharmaceutical businesses that rely on smaller firms for research and development of new products.

Q:  WHAT IS YOUR OUTLOOK?

A: We are confident that the US economy will recover in 2002. We believe this recovery will be led by businesses, not by consumers. Companies will be seeking to rebuild inventories which had been reduced during the current economic slowdown. This will mean increased capital investment, particularly in technology equipment, including telecom. Businesses should also benefit from the cost-cutting measures they have taken during the recession. We believe this will be an industrial, bottom-up led recovery.

    We have thus reduced the Fund's exposure to consumer stocks, which had delivered such strong relative performance for the Fund in 2001. We believe that, in 2002, deeply discounted prices will be necessary to encourage consumer spending. Such an environment will make it difficult for many consumer-related companies to maintain their profit margins. In this area, we have focused our investment on well-established retailers, and on leisure and hotel firms that we believe can benefit from continued consumer spending.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2001

                                                                                    AVERAGE ANNUAL
                                                        ----------------------------------------------------------------------------
                                        CLASS I                                                  CLASS B     CLASS C    CLASS D
                                        SINCE                                                     SINCE       SINCE      SINCE
                                       INCEPTION     SIX        ONE        FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                       11/30/01*   MONTHS*     YEAR        YEARS      YEARS      4/22/96     5/27/99    5/3/93
                                    ------------------------- ------      -------    -------  -------------------------------------
CLASS A**
With Sales Charge                        n/a      (15.30)     (19.10)     13.85       12.79%      n/a         n/a         n/a
Without Sales Charge                     n/a      (11.09)     (15.05)     14.97       13.34       n/a         n/a         n/a

CLASS B**
With CDSC+                               n/a      (15.69)     (19.75)     13.87         n/a     13.21%        n/a         n/a
Without CDSC                             n/a      (11.40)     (15.67)     14.10         n/a     13.31         n/a         n/a

CLASS C**
With Sales Charge and CDSC               n/a      (13.16)     (17.34)       n/a         n/a       n/a       12.59%        n/a
Without Sales Charge and CDSC            n/a      (11.43)     (15.69)       n/a         n/a       n/a       13.02         n/a

CLASS D**
With 1% CDSC                             n/a      (12.29)     (16.47)       n/a         n/a       n/a         n/a         n/a
Without CDSC                             n/a      (11.44)     (15.65)     14.12         n/a       n/a         n/a       13.55%

CLASS I**                               2.18%        n/a         n/a        n/a         n/a       n/a         n/a         n/a

LIPPER MULTI CAP GROWTH
  FUNDS AVERAGE***                      1.83      (11.89)     (26.51)       9.74       11.68      8.31++    (1.72)      12.06+++

RUSSELL MIDCAP GROWTH INDEX***          3.80       (8.26)     (20.15)       9.02       11.10      9.31      (4.28)      12.26

NET ASSET VALUE                                                              CAPITAL GAIN (LOSS) INFORMATION


                DECEMBER 31, 2001  JUNE 30, 2001   DECEMBER 31, 2000         FOR THE YEAR ENDED DECEMBER 31, 2001
             -------------------------------------------------------------
CLASS A              $19.66           $22.75           $23.81
CLASS B               16.95            19.77            20.77                PAID                            $ 0.506
CLASS C               16.98            19.81            20.81                REALIZED                         (5.120)
CLASS D               16.97            19.80            20.79                UNREALIZED                        1.6290
CLASS I               19.66              n/a              n/a


    The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.


-----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
 *** The Lipper Multi Cap Growth  Funds  Average and the Russell  MidCap  Growth
     Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes, fees and/or sales charges. The Lipper Multi Cap Growth Funds Average is an average of US mutual funds that invest primarily in growth stocks with a variety of market capitalizations. The Russell MidCap Growth Index measures the performance of mid-cap growth stocks. The monthly performance of the Lipper Multi Cap Growth Funds Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
   + The  CDSC is 5% for  periods  of one  year or  less,  2% for the  five-year period, and 1% since inception.
  ++ From April 26, 1996.
 +++ From May 6, 1993.
   0 Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2001.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Capital Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2001, to a $10,000 investment made in the Lipper Multi Cap Growth Funds Average and the Russell Midcap Growth Index for the same period. The performances of Seligman Capital Fund Class B, Class C, Class D and Class I shares are not shown in this chart but are included in the table on page 4. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lipper Multi Cap Growth Funds Average and the Russell Midcap Growth Index exclude the effect of taxes, fees and/or sales charges.


Capital Line Chart Data
[REPRSENTATION OF LINE GRAPH]

Date                     WITH LOAD       WITHOUT LOAD     RUSSELL        LIPPER
12/31/91                 9525.44         10000            10000          10000
                         9399.65         9867.95          9695           9779.95
                         8970.84         9417.77          9244.18        9187.22
                         9531.16         10006            9738.75        9474.51
12/31/92                 10626.8         11156.3          10870.4        10737
                         10726.6         11261            10968.2        10816.7
                         10614.4         11143.2          10969.3        11185.8
                         11294.1         11856.8          11708.7        12060.1
12/31/93                 11137.2         11692.1          12086.8        12281.5
                         10795.1         11332.9          11712.2        11842.4
                         9545.19         10020.7          11196.8        11128.3
                         10376.1         10893.1          11991.8        12047.3
12/31/94                 10351           10866.7          11825.1        11992.2
                         10932.6         11477.2          13103.4        12809.6
                         11922.9         12516.9          14155.6        14158.2
                         12944.6         13589.5          15549.9        15734.6
12/31/95                 14213.8         14921.9          15842.3        16094.5
                         15189.3         15946.1          16864.1        17047.2
                         16401.9         17219.1          17494.8        18146.9
                         16839.6         17678.5          18089.6        18634.2
12/31/96                 16592.8         17419.5          18612.4        18961.5
                         15903.2         16695.5          17933.1        17871.7
                         18164.9         19069.9          20572.8        20727.4
                         20528.1         21550.8          23450.9        23693.2
12/31/97                 20289.4         21300.2          22806.5        22756.1
                         22599.2         23725.1          25529.6        25916.4
                         23133.1         24285.6          25514.3        26418.6
                         18455.4         19374.9          21256          22672.2
12/31/98                 24169.3         25373.4          26882.4        28933.7
                         23542.8         24715.7          27801.8        30861.7
                         26133.2         27435.2          30698.7        33406.1
                         25470.5         26739.5          29160.7        33187.2
12/31/99                 36426.3         38241.1          40670.5        46226.7
                         44531.5         46750.1          49260.1        52850.4
                         47066.9         49411.8          45609.9        49954.3
                         53145.7         55793.5          46759.3        52012
12/31/00                 39238.9         41193.8          35887.8        41069.8
                         30570.4         32093.4          26883.5        31293.7
                         37492           39359.9          31233.3        34255.1
                         26401           27716.3          22550.4        25419.2
12/31/01                 33332.8         34993.4          28652.6        30181.3

   The performances of Class B, Class C, Class D and Class I shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001



                                                                                                             PERCENT OF NET ASSETS
                                                                                                                 DECEMBER 31,
                                                                                                             ----------------------
                                                            ISSUES         COST                VALUE           2001        2000
                                                        -----------   -------------       ------------      -----------  ----------
COMMON STOCKS:
Automotive and Components                                     2        $ 9,733,627        $ 18,395,499         2.3        1.0
Capital Goods                                                 4         53,047,193          57,008,199         7.1        3.9
Chemicals                                                     2         24,521,699          27,044,250         3.4          --
 Commercial Services and Supplies                             3         20,027,122          19,597,089         2.4        5.1
Communications Equipment                                      6         64,448,500          60,393,731         7.5        6.1
Computers and Peripherals                                     1          6,685,424          15,502,813         1.9        3.1
Consumer Durables and Apparel                                 3         26,630,616          33,958,674         4.2          --
Consumer Staples                                              2         15,555,251          19,790,938         2.5        1.1
Electronic Equipment and Instruments                          4         51,670,401          55,887,621         6.9        3.1
Energy                                                        1         17,285,045          17,405,310         2.2          --
Financials                                                    2         19,288,384          21,182,375         2.6        8.7
Health Care Equipment and Services                            5         53,570,383          58,009,271         7.2        2.8
Hotels, Restaurants and Leisure                               2         15,808,056          15,583,899         1.9        0.7
Media                                                         2         16,363,020          16,963,804         2.1        9.7
Pharmaceuticals and Biotechnology                             9         85,873,163          82,893,350        10.3       12.5
Retailing                                                     5         46,336,794          62,337,853         7.7        3.0
Semiconductor Equipment and Products                          4         51,561,244          50,760,081         6.3        2.9
Software and Services                                         9        102,044,866         116,439,505        14.5       22.1
Telecommunication Services                                    --                 --                  --          --       4.6
Transportation                                                 3         25,467,073         27,773,418         3.5        1.0
                                                            ----       ------------        ------------       -----      -----
                                                              69       705,917,861         776,927,680        96.5       91.4
SHORT-TERM HOLDING AND
    OTHER ASSETS LESS LIABILITIES                             1          28,488,416          28,488,416        3.5        8.6
                                                            ----       ------------        ------------       -----      -----
NET ASSETS                                                   70        $734,406,277        $805,416,096      100.0      100.0
                                                            ====      =============       =============       =====      =====

LARGEST INDUSTRIES
DECEMBER 31, 2001


[REPRESENTATION OF BAR GRAPH]

$116,439,505             $82,893,350                         $62,337,853   $60,393,731                 $58,009,271
14,5%                    10.3%                               7.7%          7.5%                        7.2%
SOFTWARE AND SERVICES    PHARMACEUTICALS AND BIOTECHNOLOGY   RETAILING     COMMUNICATIONS EQUIPMENT    HEALTH CARE EQUIPMENT
                                                                                                           AND SERVICES
                                       6

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES
---------------------

Elan (ADRs)*
Nabors Industries*
Mercury Interactive*
JDS Uniphase*
York International*
CNET Networks*
Laboratory Corporation of America Holdings*
Intersil (Class A)*
CIENA*
Georgia Gulf*


TEN LARGEST SALES
-----------------

Microchip Technology**
Smithfield Foods
Adelphia Communications (Class A)**
TriQuint Semiconductor**
Jones Apparel Group**
Semtech**
Alpha Industries**
Carnival (Class A)**
Andrx Group
Thermo Electron**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

------------------
 * Position added during the period.
** Position eliminated during the period.







LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001

SECURITY                                       VALUE
-----------                             -------------------
Mettler-Toledo International ............   $26,676,825
Elan (ADRs) .............................    23,183,370
Mercury Interactive .....................    19,789,466
Staples .................................    19,400,826
CNET Networks ...........................    18,306,706
MedImmune ...............................    17,837,050
Nabors Industries .......................   $17,405,310
Laboratory Corporation
  of America Holdings ...................    17,374,665
Research In Motion ......................    17,259,937
York International ......................    16,983,102

Portfolio of Investments
DECEMBER 31, 2001

                                      SHARES         VALUE
                                       -------       -------
COMMON STOCKS  96.5%
AUTOMOTIVE AND
   COMPONENTS  2.3%
Gentex*                              316,200      $ 8,456,769
Harley-Davidson                      183,000        9,938,730
                                                  -----------
                                                   18,395,499
                                                  -----------


CAPITAL GOODS  7.1%
AstroPower*                          205,600        8,310,352
Mettler-Toledo International*
  (Switzerland)                      514,500       26,676,825
SPX*                                  36,800        5,037,920
York International                   445,400       16,983,102
                                                  -----------
                                                   57,008,199
                                                  -----------

CHEMICALS  3.4%
Georgia Gulf                         759,700       14,054,450
Millipore                            214,000       12,989,800
                                                  -----------
                                                   27,044,250
                                                  -----------


COMMERCIAL SERVICES
   AND SUPPLIES  2.4%
Robert Half International*           398,800       10,647,960
ServiceMaster (The)                  342,100        4,720,980
Steiner Leisure*                     199,300        4,228,149
                                                  -----------
                                                   19,597,089
                                                  -----------

COMMUNICATIONS
   EQUIPMENT  7.5%
CIENA*                               846,200       12,113,353
Juniper Networks*                    209,500        3,972,120
NetScreen Technologies                 9,300          205,763
Research In Motion* (Canada)         727,500       17,259,937
RF Micro Devices*                    691,100       13,282,942
Scientific-Atlanta                   566,400       13,559,616
                                                  -----------
                                                   60,393,731
                                                  -----------

COMPUTERS
   AND PERIPHERALS  1.9%
Network Appliance*                   708,700       15,502,813
                                                  -----------

CONSUMER DURABLES
   AND APPAREL  4.2%
Coach*                               304,900       11,885,002
Mattel                               862,500       14,835,000
Mohawk Industries*                   131,900        7,238,672
                                                  -----------
                                                   33,958,674
                                                  -----------

CONSUMER STAPLES  2.5%
Pepsi Bottling Group (The)           357,100        8,391,850
Smithfield Foods*                    517,200       11,399,088
                                                  -----------
                                                   19,790,938
                                                  -----------

                                      SHARES         VALUE
                                      -------       -------
ELECTRONIC EQUIPMENT
    AND INSTRUMENTS  6.9%
Diebold                              315,400     $ 12,754,776
JDS Uniphase*                      1,915,500       16,616,963
Symbol Technologies                  868,900       13,798,132
Waters*                              328,200       12,717,750
                                                  -----------
                                                   55,887,621
                                                  -----------

ENERGY  2.2%
Nabors Industries*                   507,000       17,405,310
                                                  -----------

FINANCIALS  2.6%
AFLAC                                492,000       12,083,520
ChoicePoint*                         179,500        9,098,855
                                                  -----------
                                                   21,182,375
                                                  -----------

HEALTH CARE EQUIPMENT
   AND SERVICES  7.2%
Andrx Group*                         114,700        8,078,321
DJ Orthopedics*                      682,400        9,075,920
Laboratory Corporation
  of America Holdings*               214,900       17,374,665
Quest Diagnostics*                   187,100       13,416,941
Quintiles Transnational*             627,200       10,063,424
                                                  -----------
                                                   58,009,271
                                                  -----------

HOTELS, RESTAURANTS
   AND LEISURE  1.9%
P.F. Chang's China Bistro*           144,200        6,819,939
Starwood Hotels
  & Resorts Worldwide                293,600        8,763,960
                                                  -----------
                                                   15,583,899
                                                  -----------

MEDIA  2.1%
Lamar Advertising*                   106,000        4,482,740
TMP Worldwide*                       290,900       12,481,064
                                                  -----------
                                                   16,963,804
                                                  -----------

PHARMACEUTICALS
   AND BIOTECHNOLOGY  10.3%
Elan (ADRs)* (Ireland)               514,500       23,183,370
First Horizon Pharmaceutical*        109,100        3,205,904
Gilead Sciences*                     115,200        7,571,520
ICN Pharmaceuticals                  216,200        7,242,700
InterMune*                            94,900        4,674,299
Invitrogen*                          130,300        8,070,131
IVAX*                                349,900        7,046,986
MedImmune*                           385,000       17,837,050
NPS Pharmaceuticals*                 106,000        4,061,390
                                                  -----------
                                                   82,893,350
                                                  -----------

RETAILING  7.7%
Bed Bath & Beyond*                   217,600        7,375,552
Chico's FAS*                         176,900        7,022,930
Foot Locker*                         809,300       12,665,545
Staples*                           1,037,200       19,400,826
Williams-Sonoma*                     370,000       15,873,000
                                                  -----------
                                                   62,337,853
                                                  -----------


----------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                      SHARES         VALUE
                                       -------       -------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  6.3%
Broadcom (Class A)*                  169,400     $  6,924,225
Intersil (Class A)*                  423,400       13,705,458
Micrel*                              588,500       15,439,297
QLogic*                              330,100       14,691,101
                                                 ------------
                                                   50,760,081
                                                 ------------

SOFTWARE AND
   SERVICES  14.5%
Alloy*                               145,800        3,139,803
CNET Networks*                     2,044,300       18,306,706
Computer Associates
  International                      443,300       15,289,417
Internet Security Systems*           485,700       15,581,256
Mercury Interactive*                 582,300       19,789,466
Openwave Systems*                    730,519        7,155,434
Siebel Systems*                      472,400       13,222,476
VeriSign*                            229,200        8,724,498
VERITAS Software*                    339,700       15,230,449
                                                 ------------
                                                  116,439,505
                                                 ------------

TRANSPORTATION  3.5%
Expeditors International
  of Washington                      149,500        8,514,772
C.H. Robinson Worldwide              232,700        6,735,502
SkyWest                              491,200       12,523,144
                                                 ------------
                                                   27,773,418
                                                 ------------

TOTAL COMMON STOCKS
  (Cost $705,917,861)                             776,927,680

REPURCHASE
   AGREEMENT  3.0%
  (Cost $24,000,000)                               24,000,000
                                                 ------------

TOTAL INVESTMENTS  99.5%
  (Cost $729,917,861)                             800,927,680
OTHER ASSETS
   LESS LIABILITIES  0.5%                           4,488,416
                                                 ------------
NET ASSETS  100.0%                               $805,416,096
                                                 ============
----------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS:
Investments, at value:
  Common stocks (cost $705,917,861) ............................................      $776,927,680
  Repurchase agreement (cost $24,000,000) ......................................        24,000,000                   $800,927,680
                                                                                      ------------
Cash ............................................................................................                       1,740,177
Receivable for securities sold ..................................................................                      12,487,935
Receivable for Capital Stock sold ...............................................................                       2,598,596
Receivable for dividends and interest ...........................................................                         208,330
Investment in, and expenses prepaid to, shareholder service agent ...............................                         205,610
Other ...........................................................................................                          20,536
                                                                                                                    -------------
TOTAL ASSETS ....................................................................................                     818,188,864
                                                                                                                    -------------

LIABILITIES:
Payable for securities purchased ................................................................                       8,806,218
Payable for Capital Stock repurchased ...........................................................                       2,684,406
Management Fee payable ..........................................................................                         327,584
Accrued expenses and other ......................................................................                         954,560
                                                                                                                    -------------
TOTAL LIABILITIES ...............................................................................                      12,772,768
                                                                                                                    -------------
NET ASSETS ......................................................................................                    $805,416,096
                                                                                                                    =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value;  500,000,000 shares authorized;  43,590,467 shares outstanding):
  Class A .......................................................................................                   $ 24,423,713
  Class B .......................................................................................                      7,887,214
  Class C .......................................................................................                      7,256,470
  Class D .......................................................................................                      4,011,512
  Class I .......................................................................................                         11,558
Additional paid-in capital ......................................................................                    919,790,453
Accumulated net investment loss .................................................................                        (63,880)
Accumulated net realized loss ...................................................................                   (228,910,763)
Net unrealized appreciation of investments ......................................................                     71,009,819
                                                                                                                    -------------
NET ASSETS ......................................................................................                    $805,416,096
                                                                                                                    =============

NET ASSET VALUE PER SHARE:
CLASS A ($480,221,983 / 24,423,713 shares) ......................................................                         $19.66
                                                                                                                        =========
CLASS B ($133,664,186 / 7,887,214 shares) .......................................................                         $16.95
                                                                                                                        =========
CLASS C ($123,224,693 / 7,256,470 shares) .......................................................                         $16.98
                                                                                                                        =========
CLASS D ($68,077,956 / 4,011,512 shares) ........................................................                         $16.97
                                                                                                                        =========
CLASS I ($227,278 / 11,558 shares) ..............................................................                         $19.66
                                                                                                                        =========


---------------
See Notes to Financial Statements.



                                       11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Interest ..................................................       $ 1,708,008
Dividends .................................................         1,683,352
                                                                  -----------
TOTAL INVESTMENT INCOME .....................................................         $  3,391,360

EXPENSES:
Distribution and service fees .............................         4,308,655
Management fee ............................................         3,781,012
Shareholder account services ..............................         2,001,625
Registration ..............................................           261,737
Shareholder reports and communications ....................           237,393
Custody and related services ..............................           146,771
Auditing and legal fees ...................................            65,317
Directors' fees and expenses ..............................            20,799
Miscellaneous .............................................            21,271
                                                              ---------------
TOTAL EXPENSES .............................................................            10,844,580
                                                                                      -------------
NET INVESTMENT LOSS ........................................................            (7,453,220)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ..........................      (223,185,125)
Net change in unrealized depreciation of investments ......        92,693,631
                                                              ---------------
NET LOSS ON INVESTMENTS ....................................................          (130,491,494)
                                                                                     --------------
DECREASE IN NET ASSETS FROM OPERATIONS .....................................         $(137,944,714)
                                                                                     ==============
--------------------
See Notes to Financial Statements.


                                       12


STATEMENTS OF CHANGES IN NET ASSETS



                                                                                              YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------------
                                                                                             2001               2000
                                                                                       ----------------     -------------
OPERATIONS:
Net investment loss                                                                       $ (7,453,220)     $ (3,384,661)
Net realized gain (loss) on investments                                                   (223,185,125)      154,630,355
Net change in unrealized appreciation/depreciation of investments                           92,693,631      (173,700,940)
                                                                                     ----------------- -----------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                    (137,944,714)      (22,455,246)
                                                                                     ----------------- -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized short-term gain on investments:*
   Class A                                                                                    (495,660)      (40,020,804)
   Class B                                                                                    (157,785)       (9,533,845)
   Class C                                                                                    (142,924)       (7,659,730)
   Class D                                                                                     (81,224)       (6,392,759)
Net realized long-term gain on investments:
   Class A                                                                                 (11,436,035)      (60,850,388)
   Class B                                                                                  (3,642,513)      (12,925,737)
   Class C                                                                                  (3,302,578)      (10,000,601)
   Class D                                                                                  (1,875,665)       (9,322,837)
                                                                                     ----------------- -----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                                  (21,134,384)     (156,706,701)
                                                                                     ----------------- -----------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                          235,765,131       374,286,131
Exchanged from associated Funds                                                            255,549,973       403,972,339
Value of shares issued in payment of gain distributions                                     19,278,681       143,394,976
                                                                                     ----------------- -----------------
Total                                                                                      510,593,785       921,653,446
                                                                                     ----------------- -----------------
Cost of shares repurchased                                                                (129,358,936)      (78,977,695)
Exchanged into associated Funds                                                           (253,780,186)     (287,931,526)
                                                                                     ----------------- -----------------
Total                                                                                     (383,139,122)     (366,909,221)
                                                                                     ----------------- -----------------
INCREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS                                                         127,454,663       554,744,225
                                                                                     ----------------- -----------------


INCREASE (DECREASE) IN NET ASSETS                                                          (31,624,435)      375,582,278

NET ASSETS:
Beginning of year                                                                          837,040,531       461,458,253
                                                                                     ----------------- -----------------
END OF YEAR (net of accumulated net investment loss of $63,880
   and $82,524, respectively)                                                             $805,416,096      $837,040,531
                                                                                     ================= =================


----------
* For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

Notes to Financial Statements


1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. &
    W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001, matured pursuant to its terms.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are considered class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS


3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2001, amounted to $1,693,262,501 and $1,550,730,864, respectively.

   At December 31, 2001, the cost of investments for federal income tax purposes was $741,891,407. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $11,973,546. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $112,563,398 and $53,527,125, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                                         CLASS A
                   -----------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
                   -----------------------------------------------------
                              2001                      2000
                   -------------------------   -------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT
                   ------------  -----------   ----------  -------------
Net proceeds from
  sales of shares     6,231,776  $128,446,244  5,055,971  $159,503,911
Exchanged from
  associated funds   10,222,805   215,581,399  9,697,260   300,846,622
Shares issued in
  payment of gain
  distributions         610,596    10,728,256  3,317,075    91,332,488
                   ------------  ------------  ----------  -------------
Total                17,065,177   354,755,899 18,070,306   551,683,021
                   ------------  ------------  ----------  -------------
Cost of shares
  repurchased        (4,139,871)  (83,203,505)(2,049,844)  (61,512,815)
Exchanged into
  associated funds  (10,206,377) (214,176,718)(8,586,310) (267,424,206)
                   ------------  ------------  ----------  -------------
Total               (14,346,248) (297,380,223)(10,636,154)(328,937,021)
                   ------------  ------------  ----------  -------------
Increase              2,718,929  $ 57,375,676   7,434,152 $222,746,000
                   ============ =============  ========== =============

                                         CLASS B
                   -----------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
                   -----------------------------------------------------
                              2001                      2000
                   -------------------------   -------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT
                   ------------  -----------   ----------  -------------
Net proceeds from
  sales of shares     2,236,033  $ 40,723,093  2,821,736  $ 78,782,024
Exchanged from
  associated funds    1,204,145    21,424,540  1,943,971    52,213,150
Shares issued in
  payment of gain
  distributions         226,810     3,438,408    858,828    20,294,289
                   ------------  ------------  ----------  -------------
Total                 3,666,988    65,586,041  5,624,535   151,289,463
                   ------------  ------------  ----------  -------------
Cost of shares
  repurchased          (957,291)  (16,710,427)  (266,638)   (7,341,368)
Exchanged into
  associated funds   (1,057,474)  (17,970,819)  (317,761)   (7,748,191)
                   ------------  ------------  ----------  -------------
Total                (2,014,765)  (34,681,246)  (584,399)  (15,089,559)
                   ------------  ------------  ----------  -------------
Increase              1,652,223  $ 30,904,795  5,040,136  $136,199,904
                   ============ =============  ========== =============

                                         CLASS C
                   -----------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
                   -----------------------------------------------------
                              2001                      2000
                   -------------------------   -------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT
                   ------------  -----------   ----------  -------------
Net proceeds from
  sales of shares     2,990,603  $ 54,720,369  4,209,686  $118,485,570
Exchanged from
  associated funds      346,041     5,941,095    441,972    10,951,386
Shares issued in
  payment of gain
  distributions         216,666     3,290,804    727,759    17,116,191
                   ------------  ------------  ----------  -------------
Total                 3,553,310   63,952,268   5,379,417   146,553,147
                   ------------  ------------  ----------  -------------
Cost of shares
  repurchased         (940,086)  (16,128,893)   (162,064)  (4,446,000)
Exchanged into
  associated funds    (563,972)   (9,704,911)   (305,590)  (7,560,914)
                   ------------  ------------  ----------  -------------
Total               (1,504,058)  (25,833,804)   (467,654) (12,006,914)
                   ------------  ------------  ----------  -------------
Increase             2,049,252  $ 38,118,464   4,911,763 $134,546,233
                   ============ =============  ========== =============



                                         CLASS D
                   -----------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
                   -----------------------------------------------------
                              2001                      2000
                   -------------------------   -------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT
                   ------------  -----------   ----------  -------------
Net proceeds from
  sales of shares      651,559  $ 11,647,837     624,475  $ 17,514,626
Exchanged from
  associated funds     688,552    12,602,939   1,499,401    39,961,181
Shares issued in
  payment of gain
  distributions        119,954     1,821,213     611,789    14,652,008
                   ------------  ------------  ----------  -------------
Total                1,460,065    26,071,989   2,735,665    72,127,815
                   ------------  ------------  ----------  -------------
Cost of shares
  repurchased         (768,936)  (13,316,111)   (209,761)   (5,677,512)
Exchanged into
  associated funds    (642,810)  (11,927,738)   (194,758)   (5,198,215)
                   ------------  ------------  ----------  -------------
Total               (1,411,746)  (25,243,849)   (404,519)  (10,875,727)
                   ------------  ------------  ----------  -------------
Increase                48,319   $   828,140   2,331,146  $ 61,252,088
                   ============ =============  ========== =============



                        CLASS I
              --------------------------
                   NOVEMBER 30, 2001*
                           TO
                   DECEMBER 31, 2001
             ----------------------------
                  SHARES       AMOUNT
               ------------  ----------
Net proceeds from
  sales of shares  11,558    $227,588
                  -------  ----------
Increase           11,558    $227,588
                  =======  ==========


------------
* Commencement of offering of shares.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a

NOTES TO FINANCIAL STATEMENTS



fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.48% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $89,689 from sales of Class A shares. Commissions of $703,345 and $523,483 were paid to dealers for sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $1,188,939 or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $1,279,233, $1,141,240 and $699,243, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $153,701.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $79,718.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $7,731 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $110,213, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $2,001,625 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

    Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

   The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

Notes to Financial Statements


    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $63,880 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2001, the Fund did not borrow from the credit facility.

7. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At December 31, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $216,162,835 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

    In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $774,382 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

Financial Highlights


    The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.



                                                               CLASS A
                                        ------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------
                                               2001      2000      1999      1998       1997
                                              ------    ------    ------    ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR            $23.81    $27.01    $20.06     $17.48    $16.36
                                             -------   -------   -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.13)    (0.09)    (0.08)     (0.04)    (0.06)
Net realized and unrealized gain (loss)
  on investments                               (3.51)     2.85      9.80       3.30      3.61
                                             -------   -------   -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS               (3.64)     2.76      9.72       3.26      3.55
                                             -------   -------   -------    -------   -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain   (0.51)    (5.96)    (2.77)     (0.68)    (2.43)
                                             -------   -------   -------    -------   -------
TOTAL DISTRIBUTIONS                            (0.51)    (5.96)    (2.77)     (0.68)    (2.43)
                                             -------   -------   -------    -------   -------
NET ASSET VALUE, END OF YEAR                  $19.66    $23.81    $27.01     $20.06    $17.48
                                             =======   =======   =======    =======   =======

TOTAL RETURN:                                 (15.05)%    7.72%    50.71%    19.12%     22.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)       $480,222  $516,836  $385,379  $298,319   $284,214
Ratio ofexpenses to average net assets          1.08%     0.98%     1.02%     0.99%      1.05%
Ratio of net investment income (loss)
  toaverage net assets                         (0.65)%   (0.29)%   (0.39)%   (0.24)%    (0.29)%
Portfolio turnover rate                       207.04%   212.97%   174.68%   132.18%    104.33%

----------------------
See footnotes on page 20.

Financial Highlights




                                                               CLASS B                                   CLASS C
                                         --------------------------------------------------- ------------------------------
                                                                                                 YEAR ENDED       5/27/99*
                                                         YEAR ENDED DECEMBER 31,                DECEMBER 31,          TO
                                         --------------------------------------------------- ------------------
                                               2001      2000      1999      1998       1997     2001      2000     12/31/99
                                             -------   -------   -------   -------    ------- --------  -------- -------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD          $20.77    $24.35    $18.44     $16.24    $15.47    $20.81    $24.38    $18.12
                                            --------  --------  --------   --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.24)    (0.28)    (0.22)     (0.17)    (0.18)    (0.24)    (0.28)    (0.11)
Net realized and unrealized gain (loss)
  on investments.                              (3.07)     2.66      8.90       3.05      3.38     (3.08)     2.67      9.14
                                            --------  --------  --------   --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS               (3.31)     2.38      8.68       2.88      3.20     (3.32)     2.39      9.03
                                            --------  --------  --------   --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain   (0.51)    (5.96)    (2.77)     (0.68)    (2.43)    (0.51)    (5.96)    (2.77)
                                            --------  --------  --------   --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS                            (0.51)    (5.96)    (2.77)     (0.68)    (2.43)    (0.51)    (5.96)    (2.77)
                                            --------  --------  --------   --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                $16.95    $20.77    $24.35     $18.44    $16.24    $16.98    $20.81    $24.38
                                            ========  ========  ========   ========  ========  ========  ========  ========

TOTAL RETURN:                                 (15.67)%    6.99%    49.51%     18.24%    21.26%   (15.69)%    7.03%    52.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)      $133,664  $129,476   $29,097    $14,824    $8,437  $123,225  $108,341    $7,202
Ratio of expenses to average net assets         1.83%     1.73%     1.77%      1.75%     1.81%     1.83%     1.73%     1.75%+
Ratio of net investment income (loss)
  to average net assets                       (1.40)%   (1.04)%    (1.14)%   (1.00)%   (1.05)%   (1.40)%    (1.04)%   (1.02)%+
Portfolio turnover rate                       207.04%   212.97%   174.68%    132.18%   104.33%   207.04%   212.97%   174.68%++





                                                               CLASS D                          CLASS I
                                              ----------------------------------------------   ----------
                                                       YEAR ENDED DECEMBER 31,                 11/30/01*
                                              -----------------------------------------------     TO
                                               2001      2000      1999      1998       1997    12/31/01
                                              ------    ------    ------    ------     ------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD          $20.79    $24.38    $18.45     $16.25    $15.47    $19.24
                                             -------   -------   -------    -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.24)    (0.28)    (0.22)     (0.17)    (0.18)    (0.01)
Net realized and unrealized gain (loss)
  on investments                               (3.07)     2.65      8.92       3.05      3.39      0.43
                                             -------   -------   -------    -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS               (3.31)     2.37      8.70       2.88      3.21      0.42
                                              -------   -------   -------    -------   -------   -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain   (0.51)    (5.96)    (2.77)     (0.68)    (2.43)    --
                                              -------   -------   -------    -------   -------   -------
TOTAL DISTRIBUTIONS                            (0.51)    (5.96)    (2.77)     (0.68)    (2.43)    --
                                              -------   -------   -------    -------   -------   -------
NET ASSET VALUE, END OF PERIOD                $16.97    $20.79    $24.38     $18.45    $16.25    $19.66
                                              =======   =======   =======    =======   =======   =======

TOTAL RETURN:                                 (15.65)%    6.94%    49.60%     18.23%    21.34%     2.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)      $68,078   $82,387   $39,781    $27,433   $26,088      $227
Ratio of expenses toaverage net assets          1.83%     1.73%     1.77%      1.75%     1.81%     0.68%+0
Ratio of net investment income (loss) to
  average net assets                          (1.40)%   (1.04)%    (1.14)%   (1.00)%   (1.05)%    (0.14)%+0
Portfolio turnover rate                       207.04%   212.97%   174.68%    132.18%   104.33%   207.04%+++



------------------
   * Commencement of offering of shares.
   + Annualized.
  ++ For the year ended  December 31, 1999.
 +++ For the year ended December 31, 2001.
   0 The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annualized ratios of expenses and net investment loss to average net assets would have been 1.05% and 0.50%, respectively.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:



We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc., including the portfolio of investments, as of December 31, 2001, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

FEDERAL TAX STATUS OF 2001
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS



A capital gain distribution of $0.506 per share, consisting of $0.485 from net long-term gain and $0.021 from net short-term gain from the balance of taxable net gains realized from November 1, 2000, through December 31, 2000, was paid on October 19, 2001, to Class A, B, C, and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 2001 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gains are taxable as ordinary income whether paid to you in cash or shares.

If the distribution was reinvested in shares, the per share cost basis for federal income tax purposes is $17.57 for Class A shares, $15.16 for Class B, $15.19 for Class C and $15.18 for Class D shares.

A 2001 year-end statement of account activity and a 2001 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2001. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN CAPITAL FUND IS SET FORTH BELOW.


INDEPENDENT DIRECTORS



                                                                                                                     OTHER
                                                                                                                     DICTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DURECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF #       PRINCIPAL OCCUPATION(S) DURING                      OVERSEEN          PRINCIPAL
HELD WITH FUND0          TIME SERVED          PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
JOHN R.                  1995 to Date         Dean Emeritus, Fletcher School of Law and            61               None
GALVIN (72)2,4                                Diplomacy at Tufts University; Director or
Director                                      Trustee, the Seligman Group of investment
                                              companies+; Chairman Emeritus, American
                                              Council on Germany; Governor of the Center
                                              for Creative Leadership; Director, Raytheon
                                              Co., defense and commercial electronics;
                                              National Defense University; and the
                                              Institute for Defense Analyses. Formerly,
                                              Director, USLIFE Corporation, life insurance;
                                              Ambassador, U.S. State Department for
                                              negotiations in Bosnia; Distinguished Policy
                                              Analyst at Ohio State University and Olin
                                              Distinguished Professor of National Security
                                              Studies at the United States Military
                                              Academy. From June 1987 to June 1992, he was
                                              the Supreme Allied Commander, Europe and the
                                              Commander-in-Chief, United States European
                                              Command.
----------------------------------------------------------------------------------------------------------------------------------
ALICE S.                 1991 to Date         President Emeritus, Sarah Lawrence College;          61          None
ILCHMAN (66)3,4                               Director or Trustee, the Seligman Group of
Director                                      investment companies+; Trustee, the Committee
                                              for Economic Development; Chairman, The
                                              Rockefeller Foundation, charitable
                                              foundation; and Director, Public Broadcasting
                                              Service (PBS). Formerly, Trustee, The Markle
                                              Foundation, philanthropic organization; and
                                              Director, New York Telephone Company; and
                                              International Research and Exchange Board,
                                              intellectual exchanges.
----------------------------------------------------------------------------------------------------------------------------------
FRANK A. MCPHERSON       1995 to Date         Retired Chairman of the Board and Chief             61          None
(68)3,4                                       Executive Officer of Kerr-McGee Corporation,
                                              diversified energy company; Director or
                                              Trustee, the Seligman Group of investment
                                              companies+; Director, Kimberly-Clark
                                              Corporation, consumer products; Conoco Inc.,
                                              oil exploration and production; Bank of
                                              Oklahoma Holding Company; Baptist Medical
                                              Center; Oklahoma Chapter of the Nature
                                              Conservancy; Oklahoma Medical Research
                                              Foundation; National Boys and Girls Clubs of
                                              America; and Oklahoma Foundation for
                                              Excellence in Education. Formerly, Chairman,
                                              Oklahoma City Public Schools Foundation; and
                                              Director, Federal Reserve System's Kansas
                                              City Reserve Bank, the Oklahoma City Chamber
                                              of Commerce, and Member of the Business
                                              Roundtable.
----------------------------------------------------------------------------------------------------------------------------------
JOHN E.                  1968 to Date         Retired Chairman and Senior Partner, Sullivan        61          None
MEROW (72)2,4                                 & Cromwell, law firm; Director or Trustee,
Director                                      the Seligman Group of investment companies+;
                                              Director, Commonwealth Industries, Inc.,
                                              manufacturers of aluminum sheet products; the
                                              Foreign Policy Association; Municipal Art
                                              Society of New York; the U.S. Council for
                                              International Business; and Vice Chairman,
                                              New York-Presbyterian Healthcare System,
                                              Inc.; Life Trustee, New York-Presbyterian
                                              Hospital; and Member of the American Law
                                              Institute and Council on Foreign Relations.
----------------------------------------------------------------------------------------------------------------------------------
BETSY S.                 1984 to Date         Attorney; Director or Trustee, the Seligman          61          None
MICHEL (59)2,4                                Group of investment companies+; Trustee, The
Director                                      Geraldine R. Dodge Foundation, charitable
                                              foundation; and World Learning, Inc.
                                              Formerly, Chairman of the Board of Trustees
                                              of St. George's School (Newport, RI); and
                                              Director, the National Association of
                                              Independent Schools (Washington, DC).

-----------------
See footnotes on page 26.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN CAPITAL FUND IS SET FORTH BELOW.


INDEPENDENT DIRECTORS (continued)

                                                                                                                     OTHER
                                                                                                                     DICTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DURECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF #      PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND0          TIME SERVED          PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
JAMES C.                 1972 to Date         Retired Partner, Pitney, Hardin, Kipp &               61               None
PITNEY (75)3,4                                Szuch, law firm; Director or Trustee, the
Director                                      Seligman Group of investment companies+.
                                              Formerly, Director, Public Service Enterprise
                                              Group, public utility.
----------------------------------------------------------------------------------------------------------------------------------
LEROY C.                 2000 to Date         Chairman and Chief Executive Officer, Q               60                None
RICHIE (60)2,4                                Standards Worldwide, Inc., library of
Director                                      technical standards; Director or Trustee, the
                                              Seligman Group of investment companies
                                              (except Seligman Cash Management Fund,
                                              Inc.)+; Director, Kerr-McGee Corporation,
                                              diversified energy company; and Infinity,
                                              Inc., oil and gas services and exploration;
                                              Chairman, Highland Park Michigan Economic
                                              Development Corp; Trustee, New York
                                              University Law Center Foundation and Vice
                                              Chairman, Detroit Medical Center. Formerly,
                                              Chairman and Chief Executive Officer, Capital
                                              Coating Technologies, Inc., applied coating
                                              technologies; Vice President and General
                                              Counsel, Automotive Legal Affairs, Chrysler
                                              Corporation.
----------------------------------------------------------------------------------------------------------------------------------
JAMES Q.                 1991 to Date         Director or Trustee, the Seligman Group of            61                None
RIORDAN (74)3,4                               investment companies+; Director or Trustee,
Director                                      The Houston Exploration Company, oil
                                              exploration; The Brooklyn Museum, KeySpan
                                              Corporation, diversified energy and electric
                                              company; and the Committee for Economic
                                              Development. Formerly, Co-Chairman of the
                                              Policy Council of the Tax Foundation;
                                              Director, Tesoro Petroleum Companies, Inc.
                                              and Dow Jones & Company, Inc., a business and
                                              financial news company; Director and
                                              President, Bekaert Corporation, high-grade
                                              steel cord, wire and fencing products
                                              company; Vice Chairman, Exxon Mobil
                                              Corporation, petroleum and petrochemicals
                                              company; and Director, Public Broadcasting
                                              Service (PBS).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT L.                1980 to Date         Retired Vice President, Pfizer Inc.,                  61                None
SHAFER (69)3,4                                pharmaceuticals; Director or Trustee, the
Director                                      Seligman Group of investment companies+.
                                              Formerly, Director, USLIFE Corporation, life
                                              insurance.
----------------------------------------------------------------------------------------------------------------------------------
JAMES N.                 1993 to Date         Retired Executive Vice President and Chief            61                None
WHITSON (66)2,4                               Operating Officer, Sammons Enterprises, Inc.,
Director                                      a diversified holding company; Director or
                                              Trustee, the Seligman Group of investment
                                              companies+; Director, C-SPAN, cable
                                              television, and CommScope, Inc., manufacturer
                                              of coaxial cables.
----------------------------------------------------------------------------------------------------------------------------------


------------------------
See FOOTNOTES on page 26.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN CAPITAL FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                                     OTHER
                                                                                                                     DICTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DURECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF #      PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND0          TIME SERVED          PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------

WILLIAM C.               1988 to Date         Chairman, J. & W. Seligman & Co.                      61               None
MORRIS (63)*1 Director,                       Incorporated, Chairman and Chief Executive
Chairman of the Board                         Officer of the Seligman Group of investment
and Chief Executive                           companies+; Chairman, Seligman Advisors,
Officer                                       Inc., Seligman Services, Inc., and Carbo
                                              Ceramics Inc., ceramic proppants for oil and
                                              gas industry; and Director, Seligman Data
                                              Corp., Kerr-McGee Corporation, diversified
                                              energy company. Formerly, Director, Daniel
                                              Industries Inc., manufacturer of oil and gas
                                              metering equipment.
----------------------------------------------------------------------------------------------------------------------------------
BRIAN T. ZINO            Dir.: 1993           Director and President, J. & W. Seligman &            61              None
(49)*1                   to Date              Co. Incorporated; President of twenty-one
Director                 Pres.: 1995          investment companies in the Seligman Group of
and President            to Date              investment companies and Director or Trustee
                                              of the Seligman Group of investment
                                              companies+, Seligman Advisors, Inc., and
                                              Seligman Services, Inc.; Chairman, Seligman
                                              Data Corp.; Member of the Board of Governors
                                              of the Investment Company Institute; and Vice
                                              Chairman, ICI Mutual Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
MARION S.                1998 to Date         Managing Director, J. & W. Seligman & Co.             N/A            N/A
SCHULTHEIS (56)                               Incorporated since May 1998; Vice President,
Vice President                                Seligman Global Fund Series, Inc. and
and Portfolio                                 Seligman Portfolios, Inc.; Portfolio Manager,
Manager                                       Seligman Capital Fund and Seligman Growth
                                              Fund. Formerly, Managing Director at
                                              Chancellor LGT from October 1997 until May
                                              1998; and Senior Portfolio Manager at IDS
                                              Advisory Group Inc. from August 1987 until
                                              October 1997.
----------------------------------------------------------------------------------------------------------------------------------
THOMAS G.                2000 to Date        Senior Vice President, Finance, J. & W.                N/A            N/A
ROSE (44)                                    Seligman & Co. Incorporated, Seligman
Vice President                               Advisors, Inc., and Seligman Data Corp.; Vice
                                             President, the Seligman Group of investment
                                             companies+, Seligman Services, Inc. and
                                             Seligman International, Inc. Formerly,
                                             Treasurer, the Seligman Group of investment
                                             companies and Seligman Data Corp.
----------------------------------------------------------------------------------------------------------------------------------
LAWRENCE P.              VP: 1992            Senior Vice President and Treasurer,                    N/A            N/A
VOGEL (45)               to Date             Investment Companies, J. & W. Seligman & Co.
Vice President           Treas: 2000         Incorporated; Vice President and Treasurer,
and Treasurer            to Date             the Seligman Group of investment companies+;
                                             Treasurer, Seligman Data Corp. Formerly,
                                             Senior Vice President, Finance, J. & W.
                                             Seligman & Co. Incorporated, Seligman
                                             Advisors, Inc. and Seligman Data Corp.; Vice
                                             President, Seligman Services, Inc. and
                                             Treasurer, Seligman International, Inc. and
                                             Seligman Henderson Co.
----------------------------------------------------------------------------------------------------------------------------------


-------------------
See footnotes on page 26.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN CAPITAL FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)


                                                                                                                     OTHER
                                                                                                                     DICTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DURECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF #      PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND0          TIME SERVED          PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
Frank J.                 1994 to Date          General Counsel, Senior Vice President, Law          N/A             N/A
 Nasta (37)                                    and Regulation and Corporate Secretary, J. &
Secretary                                      W. Seligman & Co. Incorporated; Secretary,
                                               the Seligman Group of investment companies+,
                                               Seligman Advisors, Inc., Seligman Services,
                                               Inc., Seligman International, Inc. and
                                               Seligman Data Corp. Formerly, Corporate
                                               Secretary, Seligman Henderson Co.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE SHAREHOLDER INQUIRIES.


--------------------------------------------------------------------------------

0 The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.

# Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors. + The Seligman Group of investment companies consists of twenty-three registered investment companies. * Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund.The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtract-ing liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                       W
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQCA2 12/01                                     [Logo] Printed on Recycled Paper